GOLDMAN SACHS TRUST

Goldman Sachs Money Markets Funds

Resource, Premier, Select, Capital, Cash Management and Service Shares

of the

Goldman Sachs Financial Square Money Market Fund, Goldman Sachs Financial Square Prime Obligations Fund, Goldman Sachs Financial Square Treasury Instruments Fund, Goldman Sachs Financial Square Treasury Solutions Fund, Goldman Sachs Financial Square Federal Instruments Fund, Goldman Sachs Investor Money Market Fund, Goldman Sachs Investor Tax-Exempt Money Market Fund

(the “Funds”)

Supplement dated June 15, 2023 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated March 30, 2023

At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved, on behalf of the Funds, the termination of the Resource, Premier, Select, Capital, Cash Management and Service Share Classes (together, the “Terminated Share Classes”) of the following Funds (the “Termination”):

Fund	Terminated Share Class(es)
Financial Square Money Market Fund	Resource, Capital, Cash Management, Premier
Financial Square Prime Obligations Fund	Resource, Cash Management, Premier, Service
Financial Square Treasury Instruments Fund	Resource
Financial Square Treasury Solutions Fund	Resource
Financial Square Federal Instruments Fund	Premier, Select
Investor Money Market Fund	Resource
Investor Tax-Exempt Money Market Fund	Resource

Effective immediately, in anticipation of the Termination, the Terminated Share Classes of the Funds will no longer be sold to new investors or existing shareholders (except through reinvested dividends) or be eligible for exchanges from other Goldman Sachs Funds. In addition, effective immediately, the Terminated Share Classes of the Funds will be closed to all new accounts.

The Termination is expected to occur on or about July 14, 2023 or on such later date as the officers of the Trust determine.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

FSQFNDSTBDSTK 06-23